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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)       September 28, 2001
                                                 -------------------------------


                            ENTERASYS NETWORKS, INC.
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               (Exact Name of Registrant as Specified in Charter)



           Delaware                      001-10228               04-2797263
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 (State or Other Jurisdiction of        (Commission            (IRS Employer
         Incorporation)                 File Number)        Identification No.)



                     35 Industrial Way, Rochester, NH 03867
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 (Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code      (603) 332-9400
                                                   -----------------------------



                             CABLETRON SYSTEMS, INC.
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 8.  Change in Fiscal Year.

     At a meeting held on September 28, 2001, the Board of Directors of Enterasys Networks, Inc., (the "Company") unanimously voted to amend the Company's By-laws to change the Company's fiscal year end from the Saturday closest to the last day in February of each year to the Saturday closest to the last day in December of each year. The Company will file, when due, a report on Form 10-K covering the transition period ending December 29, 2001.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ENTERASYS NETWORKS, INC.


Date: October 3, 2001                        By:    /s/ Robert J. Gagalis
                                                 -------------------------------
                                             Name:  Robert J. Gagalis
                                             Title: Chief Financial Officer